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                                 Bramwell Funds

                                Quarterly Report
                                 March 31, 2002

                              BRAMWELL GROWTH FUND

                               BRAMWELL FOCUS FUND



                             "FOCUSED ON THE FUTURE,

                               GUIDED BY THE PAST"

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                                     (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                  PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

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LIPPER LEADER
CONSISTENT
RETURN

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS -- QUARTER ENDED MARCH 31, 2002

During the March quarter, both the BRAMWELL GROWTH FUND and the BRAMWELL FOCUS FUND outperformed the S&P 500(R) Stock Index by appreciating 1.78% and 2.81%, respectively, compared to a 0.28% gain for the S&P 500 Index. On a one-year basis, the Growth Fund declined (3.82)% and the Focus Fund declined (7.22)% compared to a gain of 0.24% for the S&P 500 Index. The Growth Fund ended the quarter with a net asset value of $20.53 per share and the Focus Fund ended the quarter with a net asset value of $9.51 per share. Both Funds outperformed the S&P 500 Index since their respective inceptions in August 1994 and November 1999. Over five years, the Growth Fund returned 13.95% compared to 10.18% for the S&P 500 Index.

The Bramwell Growth Fund was designated a Lipper Leader for Consistent Return for the 3-year period ended March 31, 2002. Lipper ratings are subject to change monthly. The Bramwell Growth Fund was rated among 231 Multi-Cap Growth funds for the 3-year period. Twenty percent of funds analyzed are named Lipper Leaders for Consistent Return. Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers. Lipper ratings are not intended to predict future results.

COMMENTARY

The economy was much stronger than expected in the March quarter as consumers continued to spend; retail sales were above expectations. Housing was robust, buoyed by low interest rates, positive real income and favorable demographics. Rebuilding inventories in depleted distribution channels helped the corporate sector.

Industry sectors that contributed positively to performance included electronics, healthcare services and retailing. Individual stocks that contributed most positively to the Growth Fund's performance were: Walgreen, Tenet Healthcare, Tiffany, Molex A, Affiliated Computer Services, Advent Software, KLA-Tencor, Johnson & Johnson, Wal-Mart and Cardinal Health. Major contributors to the Focus Fund's performance were Advent Software, Walgreen, Tenet Healthcare, Affiliated Computer Services and Danaher.

OUTLOOK

We expect the economy to continue to recover throughout 2002 and on into 2003 and 2004. Employment levels are stabilizing and inventory levels should continue to be rebuilt. As corporate profits and confidence improve, so should plans for capital spending. We expect to see capital spending increase by the fourth quarter after having been put on hold for over a year. We expect that inflation and interest rates will remain low. New products such as Windows XP and 2.5-3.0G wireless will encourage sales over time, and replacement cycles will begin to favor rising demand, e.g., the depreciation life for personal computers is three years, and we are now three years from the extraordinary technology build that preceded Y2K.

We seek to invest in companies that have new products and services, are gaining market share and have access to capital. Specific investment ideas include companies that are in the path of favorable demographic trends, e.g., hospitals, where occupancy rates are rising again, and orthopedic devices, such as replacement hips and knees, as the result of aging baby boomers. Demand for housing, home improvement and multiple home-related products looks robust for several years as nesting continues to drive spending. Business process outsourcing is expanding, and new generations of semiconductor equipment (300mm fabs, 0.13-micron line widths, and move from aluminum to copper) are beginning to sell globally which should be the start of a multi-year trend with the potential of higher revenue and operating margins for the companies that execute successfully.

The market anticipates some six months in advance and we want to be prudently positioned ahead of multi-year upward earnings trends. We believe that the market is relatively attractive with the S&P 500 Index selling at 20 times estimated 2003 earnings of $56 per share or approximately what was earned in the euphoric year of 2000. Stocks selling at less than the market multiple and with faster growth rates than the secular 8% growth rate projected for the S&P 500 Index are potential candidates for investment. As ever, individual stock picking is important to enhancing investment returns as the market broadens and new leaders replace old.

FUND INVESTMENT

The minimum initial investment for either Fund is $1,000 for a Regular account, and $500 for an IRA, Coverdell Education Savings Account or Gift to Minor account. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for Coverdell and Gift to Minor accounts. Equity markets are inherently volatile, and investors are encouraged to invest over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Net assets for both Funds are available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The Nasdaq symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX. Further information such as portfolio holdings and historic performance may also be obtained from our Web site, WWW.BRAMWELLFUNDS.COM.

Sincerely,

/S/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

April 19, 2002

The outlook and opinions expressed above represent the views of the investment adviser as of April 19, 2002 and are subject to change as market and economic events unfold.

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                              BRAMWELL GROWTH FUND
                                 MARCH 31, 2002

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

                MAJOR INDUSTRY HOLDINGS
-------------------------------------------------------
Retailing                                       22.3%
Healthcare Products                             12.7
Healthcare Services                             11.9
Industrial Products                             10.0
Information Processing Services                  8.6
Electronics                                      7.3
Financial Services                               4.7
Information Processing Software                  3.7
Information Processing Equipment                 3.3
Restaurants                                      3.0
                                              -----
Total                                          87.5%

               MAJOR EQUITY HOLDINGS
-----------------------------------------------------
Walgreen                                        4.8%
Kohl's                                          3.7
Wal-Mart                                        3.2
Affiliated Computer Services                    3.2
Tenet Healthcare                                3.2
3M Co.                                          2.8
General Electric                                2.6
Home Depot                                      2.5
Cardinal Health                                 2.5
Johnson & Johnson                               2.5
                                              -----
Total                                          31.0%

          COMPARATIVE INVESTMENT RETURNS (3/31/02)
----------------------------------------------------------------

           March            One     Three   Five       Since
             Q     YTD     Year     Years   Years    Inception*
----------------------------------------------------------------
GROWTH
FUND        1.78%  1.78%  (3.82)%   0.63%   13.95%     14.82%
S&P
500(R)
Stock
Index       0.28   0.28    0.24    (2.53)   10.18       14.72

*From August 1, 1994.

                               BRAMWELL FOCUS FUND
                                 MARCH 31, 2002

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                 MAJOR INDUSTRY HOLDINGS
--------------------------------------------------------
Healthcare Services                             19.6%
Retailing                                       18.1
Industrial Products                             10.7
                                               -----
Total                                           48.4%

                MAJOR EQUITY HOLDINGS
--------------------------------------------------------
Tenet Healthcare                                5.9%
Affiliated Computer Services                    5.8
Walgreen                                        5.8
Advent Software                                 5.2
Dell Computer                                   4.6
                                              -----
Total                                          27.3%

             COMPARATIVE INVESTMENT RETURNS (3/31/02)
-------------------------------------------------------------

                  March                 One       Since
                    Q       YTD        Year    Inception*
--------------------------------------------------------------
FOCUS FUND         2.81%    2.81%     (7.22)%    (1.74)%
S&P 500(R)
Stock Index        0.28     0.28       0.24      (5.71)

*From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2003, after which time, the expense limitations may be terminated or revised at any time. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund since inception.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large-market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

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                              BRAMWELL GROWTH FUND

              PORTFOLIO OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED)


                                SHARES   MARKET VALUE
                                ------   ------------

COMMON STOCKS - 96.11%

CHEMICALS/METALS - 1.89%
OM Group, Inc.                  55,000    $3,976,500
                                          ----------

CONSUMER PRODUCTS - 1.62%
Colgate-Palmolive Co.           60,000     3,429,000
                                          ----------

ELECTRONICS - 7.25%
Analog Devices, Inc.*           50,000     2,252,000
Applied Materials, Inc.*        40,000     2,170,800
Intel Corp.                    123,500     3,755,635
KLA-Tencor Corp.*               30,000     1,995,000
Linear Technology Corp.         50,000     2,211,000
MKS Instruments, Inc.*          10,000       342,400
Novellus Systems, Inc.*         35,000     1,894,900
Texas Instruments, Inc.         20,000       662,000
                                          ----------
                                          15,283,735
                                          ----------

EMPLOYEE STAFFING - 0.82%
On Assignment, Inc.*            80,000     1,432,000
Robert Half International, Inc.*10,000       295,200
                                          ----------
                                           1,727,200
                                          ----------

ENERGY - 1.63%
GlobalSantaFe Corp.             50,000     1,635,000
Nabors Industries, Inc.*        25,000     1,056,250
Patterson-UTI Energy, Inc.*     25,000       743,500
                                          ----------
                                           3,434,750
                                          ----------

ENTERTAINMENT &
  LEISURE TIME - 0.18%
Entravision Communications Corp.*25,000      370,000
                                          ----------

FINANCIAL SERVICES - 4.73%
American International
  Group, Inc.                   55,000     3,967,700
BlackRock, Inc.*                30,000     1,338,000
Charles Schwab Corp.            80,000     1,047,200
Fifth Third Bancorp             32,500     2,193,100
State Street Corp.              15,000       830,700
Travelers Property Casualty
  Corp.*                        30,000       600,000
                                          ----------
                                           9,976,700
                                          ----------


                                SHARES   MARKET VALUE
                                ------   ------------

HEALTHCARE PRODUCTS - 12.68%
Amgen, Inc.*                    43,000    $2,566,240
Biomet, Inc.                    60,000     1,623,600
Genentech, Inc.*                38,600     1,947,370
GlaxoSmithKline plc             50,500     2,373,500
Johnson & Johnson               80,000     5,196,000
Medtronic, Inc.                105,000     4,747,050
Pfizer, Inc.                   130,000     5,166,200
Stryker Corp.                   35,000     2,111,550
Zimmer Holdings, Inc.*          30,000     1,021,500
                                          ----------
                                          26,753,010
                                          ----------

HEALTHCARE SERVICES - 11.85%
Anthem, Inc.*                   50,000     2,878,500
Cardinal Health, Inc.           73,750     5,228,137
Cross Country, Inc.*            50,000     1,350,000
Tenet Healthcare Corp.*        100,000     6,702,000
Triad Hospitals, Inc.*          35,000     1,203,300
UnitedHealth Group, Inc.        50,000     3,821,000
WellPoint Health Networks, Inc.*60,000     3,820,200
                                          ----------
                                          25,003,137
                                          ----------

INDUSTRIAL PRODUCTS - 9.95%
3M Co.                          50,600     5,819,506
Danaher Corp.                   20,000     1,420,400
General Electric Co.           147,500     5,523,875
Illinois Tool Works, Inc.       50,000     3,617,500
Molex, Inc., Class A           150,481     4,603,214
                                          ----------
                                          20,984,495
                                          ----------

INFORMATION PROCESSING
  EQUIPMENT - 3.32%
Dell Computer Corp.*           175,000     4,569,250
International Business
  Machines Corp.                23,400     2,433,600
                                          ----------
                                           7,002,850
                                          ----------

INFORMATION PROCESSING
  SERVICES - 8.63%
Affiliated Computer
  Services, Inc.*              120,000     6,735,600
Automatic Data Processing, Inc. 40,000     2,330,800
Computer Sciences Corp.*       100,000     5,075,000
Electronic Data Systems Corp.   55,000     3,189,450
Paychex, Inc.                   22,250       883,325
                                          ----------
                                          18,214,175
                                          ----------

                                SHARES   MARKET VALUE
                                ------   ------------

INFORMATION PROCESSING
  SOFTWARE - 3.74%
Adobe Systems, Inc.             10,000      $402,900
Advent Software, Inc.*          50,000     2,958,000
Microsoft Corp.*                75,000     4,523,250
                                          ----------
                                           7,884,150
                                          ----------

RESTAURANTS - 2.98%
Brinker International, Inc.*    80,000     2,592,800
Cheesecake Factory, Inc.*      100,250     3,699,225
                                          ----------
                                           6,292,025
                                          ----------

RETAILING - 22.29%
Barnes & Noble, Inc.*           60,000     1,859,400
Costco Wholesale Corp.*         60,000     2,389,200
GameStop Corp.*                 30,000       606,000
Home Depot, Inc.               110,000     5,347,100
Kohl's Corp.*                  110,000     7,826,500
Lowe's Companies, Inc.         110,000     4,783,900
Pier 1 Imports, Inc.            50,000     1,029,500
Target Corp.                    10,000       431,200
Tiffany & Co.                  135,000     4,799,250
Wal-Mart Stores, Inc.          110,000     6,741,900
Walgreen Co.                   260,000    10,189,400
Williams-Sonoma, Inc.*          22,000     1,011,780
                                          ----------
                                          47,015,130
                                          ----------

TRANSPORTATION - 2.55%
FedEx Corp.*                    35,000     2,033,500
United Parcel Service, Inc.     55,000     3,344,000
                                          ----------
                                           5,377,500
                                          ----------

TOTAL COMMON STOCKS
(Cost $144,200,734)                      202,724,357
                                         -----------


                             PRINCIPAL
                               AMOUNT   MARKET VALUE
                             ---------  ------------

SHORT-TERM INVESTMENTS - 4.73%

VARIABLE RATE
  DEMAND NOTES - 2.01%
Firstar Corp.               $2,987,000    $2,987,000
Wisconsin Electric
  Power Co.                  1,265,000     1,265,000
                                          ----------
                                           4,252,000
                                          ----------

COMMERCIAL PAPER - 2.72%
American Express Credit
  Corp., 1.50%,
  Due 4/1/2002               5,732,000     5,732,000
                                          ----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,984,000)                          9,984,000
                                          ----------

TOTAL INVESTMENTS - 100.84%
(Cost $154,184,734)                      212,708,357

LIABILITIES LESS OTHER ASSETS - (0.84)%   (1,768,406)
                                          ----------

NET ASSETS - 100.00%
(10,274,966 shares outstanding)         $210,939,951
                                        ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                    $20.53
                                              ======

* Non-income producing security

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                               BRAMWELL FOCUS FUND

              PORTFOLIO OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED)

                                SHARES   MARKET VALUE
                                ------   ------------
COMMON STOCKS - 97.29%

CONSUMER PRODUCTS - 2.53%
Colgate-Palmolive Co.            3,000      $171,450
                                          ----------

ELECTRONICS - 4.60%
Analog Devices, Inc.*            3,000       135,120
Linear Technology Corp.          4,000       176,880
                                          ----------
                                              312,000
                                          ----------

FINANCIAL SERVICES - 3.29%
BlackRock, Inc.*                 5,000       223,000
                                          ----------

HEALTHCARE PRODUCTS - 9.51%
Biomet, Inc.                     5,000       135,300
Johnson & Johnson                2,000       129,900
Medtronic, Inc.                  4,000       180,840
Pfizer, Inc.                     5,000       198,700
                                          ----------
                                             644,740
                                          ----------

HEALTHCARE SERVICES - 19.56%
Anthem, Inc.*                    4,000       230,280
Cardinal Health, Inc.            2,000       141,780
Tenet Healthcare Corp.*          6,000       402,120
Triad Hospitals, Inc.*           2,000        68,760
UnitedHealth Group, Inc.         3,000       229,260
WellPoint Health Networks, Inc.* 4,000       254,680
                                          ----------
                                           1,326,880
                                          ----------

INDUSTRIAL PRODUCTS - 10.70%
3M Co.                           2,000       230,020
Illinois Tool Works, Inc.        4,000       289,400
Molex, Inc., Class A             6,750       206,483
                                          ----------
                                             725,903
                                          ----------

INFORMATION PROCESSING
  EQUIPMENT - 4.62%
Dell Computer Corp.*            12,000       313,320
                                          ----------

INFORMATION PROCESSING
  SERVICES - 8.79%
Affiliated Computer
  Services, Inc.*                7,000       392,910
Computer Sciences Corp.*         4,000       203,000
                                          ----------
                                             595,910
                                          ----------

INFORMATION PROCESSING
  SOFTWARE - 5.23%
Advent Software, Inc.*           6,000       354,960
                                          ----------

                                SHARES MARKET VALUE
                                ------ ------------

RESTAURANTS - 6.74%
Brinker International, Inc.*     5,000     $162,050
Cheesecake Factory, Inc.*        8,000      295,200
                                         ----------
                                            457,250
                                         ----------

RETAILING - 18.13%
Barnes & Noble, Inc.*            7,000      216,930
Home Depot, Inc.                 3,500      170,135
Kohl's Corp.*                    1,000       71,150
Lowe's Companies, Inc.           4,000      173,960
Pier 1 Imports, Inc.            10,000      205,900
Walgreen Co.                    10,000      391,900
                                          ----------
                                           1,229,975
                                          ----------

TRANSPORTATION - 3.59%
United Parcel Service, Inc.      4,000       243,200
                                          ----------

TOTAL COMMON STOCKS
(Cost $6,081,444)                          6,598,588
                                          ----------

                               PRINCIPAL
                                AMOUNT
                                ------

VARIABLE RATE
  DEMAND NOTES - 2.23%
Firstar Corp.                  $77,000        77,000
Wisconsin Electric Power Co.    74,000        74,000
                                          ----------
                                             151,000
                                          ----------

TOTAL VARIABLE RATE
  DEMAND NOTES
(Cost $151,000)                              151,000
                                          ----------

TOTAL INVESTMENTS - 99.52%
(Cost $6,232,444)                          6,749,588

OTHER ASSETS LESS LIABILITIES - 0.48%         32,843
                                          ----------

NET ASSETS - 100.00%
(712,980 shares outstanding)              $6,782,431
                                          ==========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                     $9.51
                                               =====

* Non-income producing security

                                     (LOGO)
                                    Bramwell
                                     FUNDS

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
                President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                              CHARLES L. BOOTH, JR.
                       Former Executive Vice President and
                            Chief Investment Officer
                           The Bank of New York, Inc.

                                 GEORGE F. KEANE
                               President Emeritus
                                   Commonfund

                                JAMES C. SARGENT
                               Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                 Former Governor
                              Federal Reserve Board

                                     (LOGO)
                                    Bramwell
                                     FUNDS

                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                DONALD G. ALLISON
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER

                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR

                         Sunstone Financial Group, Inc.

                                     COUNSEL

                                     Dechert

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

                           PricewaterhouseCoopers LLP

                                    CUSTODIAN

                                  U.S. Bancorp
                          (Formerly Firstar Bank N.A.)

                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT

                         U.S. Bancorp Fund Services, LLC
                  (Formerly Firstar Mutual Fund Services, LLC)

         --------------------------------------------------------------------
         This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-0402

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